SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 17, 2005

DEUTSCHE ALT-A SECURITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-112223	35-2184183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Wall Street New York, NY		10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 250-7010.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Description of the Mortgage Pool

On or about August 30, 2005, Deutsche Alt-A Securities, Inc. (the “Registrant”) plans to issue and sell a series of certificates, entitled Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-4 Certificates (the “Certificates”) pursuant to a Pooling and Servicing Agreement to be dated as of August 1, 2005, between the Registrant as depositor, Wells Fargo Bank, National Association as master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee. The Certificates to be designated as the Series 2005-4 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”) consisting primarily of a pool (the “Mortgage Pool”) of fixed-rate mortgage loans secured by second liens on one- to four-family residential properties.

Collateral Term Sheets

Deutsche Bank Securities Inc. (the “Underwriter”) has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials (“Collateral Term Sheets”) in written form, which are in the nature of data tables.

The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements.

.	Not applicable

(b)	Pro Forma Financial Information.

Not applicable

(c)	Exhibits

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	99.1

Collateral Term Sheets (as defined in Item 8.01) that have been provided by the Underwriter to certain prospective purchasers of Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-4 Certificates. The Collateral Term Sheets have been filed on paper pursuant to a continuing hardship exemption from certain electronic requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 19, 2005

DEUTSCHE ALT-A SECURITIES, INC.

By:	/s/ Marina Tukhin
Name:	Marina Tukhin
Title:	Vice President

By:	/s/ Susan Valenti
Name:	Susan Valenti
Title:	Director

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	99.1	Collateral Term Sheets. The preliminary Collateral Term Sheets have been filed on paper pursuant to a continuing hardship exemption from certain electronic requirements.	6